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EXHIBIT 10.16

November 23, 2005

University of Delaware
Newark, DE 19716

Dear Sir or Madam:

        The purpose of this letter is to set forth certain understandings and agreements between the University of Delaware ("UD"), ITN Energy Systems, Inc. ("ITN") and Ascent Solar Technologies, Inc. ("AST"). For purposes of this Agreement, UD, ITN and AST may be referred to collectively as the "Parties."

        1.     Patent Licenses. UD will grant AST a non-exclusive license to the patents listed on Exhibit A when a reasonable royalty for such patents has been agreed upon between UD and AST.

        2.     Preferred Research Partner. Since it is to the advantage of all Parties to further the development of technologies based on the discoveries described in these patents listed in Exhibit A, and since such endeavors would benefit from the participation of the Institute of Energy Conversion ("IEC") at UD where these discoveries were made, IEC will be the preferred research partner for any of ITN's or AST's CIGS PV research and development contracts.

        3.     Joint Bids. Where appropriate, the IEC, ITN, and AST shall jointly bid on government CIGS PV research and development contracts.

        If this letter agreement is acceptable, please so indicate by signing in the space provided below and returning via telecopy to the undersigned.

Very truly yours,
ITN Energy Systems, Inc.
By:	/s/ ASHUTOSH MISRA Ashutosh Misra, Executive Vice President
Ascent Solar Technologies, Inc.
By:	/s/ MATTHEW B. FOSTER Matthew B. Foster, President

Accepted:

University of Delaware

By:	/s/ ROBERT BIRKMIRE Robert Birkmire, Director, IEC

Exhibit A

CIGS patents at IEC

Pat#	Issued	Author(s)	Title	Assignee
US 6,310,281	10/30/01	WENDT, HANKET, BIRKMIRE, RUSSELL, WIEDEMAN	Thin Film, Flexible PV Module	Global Solar, UD added subsequently
US 6,372,538	4/17/2006	WENDT, HANKET, BIRKMIRE, RUSSELL, WIEDEMAN	Fabrication of Thin Film, Flexible PV Module	Global Solar, UD
US 6,537,845	8/31/2005	MCCANDLESS, SHAFARMAN	Chemical Surface Deposition of Ultra Thin Semiconductors	UD
US 6,562,405	5/13/03	ESER, HANKET	Multiple-nozzle Thermal Evaporation Source	UD
SN 60/620,352	Filed 10/21/04	ESER, FIELDS	Formation of Selenide, sulfide or Mixed Selenide-Sulfide Films on Metal or Metal Coated Substrates	UD

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  EXHIBIT 10.16